SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2012

CITIZENS COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

001-33003	20-5120010
(Commission File Number)	(I.R.S. Employer I.D. Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of Principal Executive Offices)	(Zip Code)

715-836-9994
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement

Effective October 31, 2012, Citizens Community Bancorp, Inc. (the "Company") entered into a letter agreement (the "Letter Agreement") with Edward H. Schaefer, the Chief Executive Officer and President of the Company, amending the Employment Agreement entered into between the Company and Mr. Schaefer which was effective as of July 1, 2010, and which was previously amended by a letter agreement dated September 30, 2011.  Under the terms of the Employment Agreement, as previously amended, Mr. Schaefer's employment with the Company was to continue until December 31, 2013.  The Letter Agreement extends the term of Mr. Schaefer's employment with the Company until December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.
Date:  November 5, 2012
BY /s/ Mark Oldenberg
      Mark Oldenberg, Chief Financial Officer